John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup	Morgan Stanley
	BofA Merrill Lynch	RBS
	DNB Markets	Scotiabank
	J.P. Morgan	UBS

Co-Managers
	Barclays	RBC Capital Markets
	Deutsche Bank Securities	US Bancorp
	SunTrust Robinson Humphrey	Wells Fargo Securities
	Mizuho Securities	BBVA
	Credit Suisse	SMBC Nikko
MUFG

(2)	Names of Issuers: Enterprise Products Operating LLC

(3)	Title of Securities: EPD 3.75 02/15/25, C#29379VBE2

(4)	Date of First Offering: 10/02/2014

(5)	Amount of Total Offering: $1,150,000,000

(6)	Unit Price of Offering: $99.681

Comparable Securities
1)	Ecopetrol, C#279158AK5
2)	Ensco, C#29358QAC3
3)	Kinder Morgan Energy Partners, C#494550BV7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 46 years

(9)	Trade Date: 10/02/2014

(10)	Portfolio Assets on Trade Date: $919,469,724.56

(11)	Price Paid per Unit: $99.681

(12)	Total Price Paid by Portfolio:
840,000 bonds @ $99.681 = $837,320.40
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.681 = $14,952,150.00

(14)	% of Portfolio Assets Applied to Purchase
0.091%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
46 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup	Morgan Stanley
	BofA Merrill Lynch	RBS
	DNB Markets	Scotiabank
	J.P. Morgan	UBS

Co-Managers
	Barclays	RBC Capital Markets
	Deutsche Bank Securities	US Bancorp
	SunTrust Robinson Humphrey	Wells Fargo Securities
	Mizuho Securities	BBVA
	Credit Suisse	SMBC Nikko
MUFG

(2)	Names of Issuers: Enterprise Products Operating LLC

(3)	Title of Securities: EPD 4.85 03/15/44, C#29379VBA0 (reopening)

(4)	Date of First Offering: 10/02/2014

(5)	Amount of Total Offering: $400,000,000

(6)	Unit Price of Offering: $100.836

Comparable Securities
1)	Kinder Morgan Energy Partners, L.P., C#494550BW5
2)	Ensco, C#29358QAD1
3)	Williams Partners, C#96950FAP9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 46 years

(9)	Trade Date: 10/02/2014

(10)	Portfolio Assets on Trade Date: $919,469,724.56

(11)	Price Paid per Unit: $100.836

(12)	Total Price Paid by Portfolio:
280,000 bonds @ $100.836 = $283,434.74
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
5,000,000 bonds @ $100.836 = $5,061,334.72

(14)	% of Portfolio Assets Applied to Purchase
0.031%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
46 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup	Morgan Stanley
	BofA Merrill Lynch	RBS
	DNB Markets	Scotiabank
	J.P. Morgan	UBS

Co-Managers
	Barclays	RBC Capital Markets
	Deutsche Bank Securities	US Bancorp
	SunTrust Robinson Humphrey	Wells Fargo Securities
	Mizuho Securities	BBVA
	Credit Suisse	SMBC Nikko
MUFG

(2)	Names of Issuers: Enterprise Products Operating LLC

(3)	Title of Securities: EPD 4.95 10/15/54, C# 29379VBF9

(4)	Date of First Offering: 10/02/2014

(5)	Amount of Total Offering: $400,000,000

(6)	Unit Price of Offering: $98.356

Comparable Securities
1)	Kinder Morgan Energy Partners, L.P., C#494550BW5
2)	Ensco, C#29358QAD1
3)	Williams Partners, C#96950FAP9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 46 years

(9)	Trade Date: 10/02/2014

(10)	Portfolio Assets on Trade Date: $919,469,724.56

(11)	Price Paid per Unit: $98.356

(12)	Total Price Paid by Portfolio:
220,000 bonds @ $98.356 = $216,383.20
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
5,000,000 bonds @ $98.356 = $4,917,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.024%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
46 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Credit Suisse
	Citigroup	Deutsche Bank Securities
	Goldman, Sachs & Co.	RBS
	Barclays	Wells Fargo Securities
BNP Paribas

Co-Managers

(2)	Names of Issuers: Keysight Technologies

(3)	Title of Securities: KEYS 4.55 10/30/24 144A, C#49338LAA1

(4)	Date of First Offering: 10/06/2014

(5)	Amount of Total Offering: $600,000,000

(6)	Unit Price of Offering: $99.966

Comparable Securities
1)	Carefusion Corp., C#14170TAM3
2)	Celgene Corp., C#151020AP9
3)	Amgen, C#031162BV1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 75 years

(9)	Trade Date: 10/06/2014

(10)	Portfolio Assets on Trade Date: $920,880,198.14

(11)	Price Paid per Unit: $99.966

(12)	Total Price Paid by Portfolio:
605,000 bonds @ $99.966 = $604,794.30

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.966 = $9,996,600.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.066%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
75 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	RBC Capital Markets
	J.P. Morgan	Wells Fargo Securities

Co-Managers
	Credit Suisse	The Williams Capital Group
Mischler Financial Group

(2)	Names of Issuers: Capital One Multi-asset Execution Trust

(3)	Title of Securities: COMET 2014-A5 A, C#14041NET4

(4)	Date of First Offering: 10/06/2014

(5)	Amount of Total Offering: $1,300,000,000

(6)	Unit Price of Offering: $99.97324

Comparable Securities
1) Citibank Credit Card Issuance Trust, C#17305EFN0
2) American Express Credit Account Master Trust, C#02582JGS3
3) Citibank Credit Card Issuance Trust, C#17305EFS9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 19 years

(9)	Trade Date: 10/06/2014

(10)	Portfolio Assets on Trade Date: $920,880,198.14

(11)	Price Paid per Unit: $99.97324

(12)	Total Price Paid by Portfolio:
2,674,000 bonds @ $99.97324 = $2,673,284.44

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $99.97324 = $52,985,817.20
1

(14)	% of Portfolio Assets Applied to Purchase
0.290%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
19 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
JP Morgan Securities

Co-Managers
	Academy Securities	Lloyds Securities
	Apto Partners	Natixis Securities
	CAVU Securities	Santander Investment
	Commerz Markets	Standard Charter Bank
	Danske Markets	Wells Fargo Securities
	Drexel Hamilton	Williams Capital Group
Lebenthal & Co.

(2)	Names of Issuers: JPMorgan Chase & Co.

(3)	Title of Securities: JPM 2.2 10/22/19, C#48127HAA7

(4)	Date of First Offering: 10/15/2014

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $99.788

Comparable Securities
1) Bank of Nova Scotia, C#06416CAA6
2) Credit Suisse New York, C#22546QAN7
3) Westpac Banking Corporation, C#961214CF8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 14 years

(9)	Trade Date: 10/15/2014

(10)	Portfolio Assets on Trade Date: $977,101,086.82

(11)	Price Paid per Unit: $99.788

(12)	Total Price Paid by Portfolio:
3,090,000 bonds @ $99.788 = $3,083,449.20
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $99.788 = $49,894,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.316%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
14 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BofA Merrill Lynch

Co-Managers
	ANZ Securities, Inc.	Natixis Securities
	Banca IMI S.p.A.	Rabo Securities
	BBVA Securities Inc.	RBC Capital Markets
	Capital One Securities	RBS Securities
	Danske Markets Inc.	Santander
	Deutsche Bank Securities	Scotiabank
	Goldman, Sachs & Co.	SMBC Nikko
	ING Financial Markets	Standard Chartered Bank
	J.P. Morgan Securities	Huntington Investment Co.
	Lloyds Securities	Wells Fargo Securities
	Mizuho Securities	Blaylock Beal Van, LLC
	nabSecurities, LLC	Siebert Capital Markets

(2)	Names of Issuers: Bank of America Corporation

(3)	Title of Securities: BAC 4.25 10/22/26, C#06051GFL8

(4)	Date of First Offering: 10/17/2014

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $99.517

Comparable Securities
1) Barclays PLC, C#06738EAC9
2) Comerica Inc., C#200340AQ0
3) Deutsche Bank AG/London, C#25152RXA6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.500%).

(8)	Years of Issuer’s Operations: 110 years

(9)	Trade Date: 10/17/2014

(10)	Portfolio Assets on Trade Date: $1,011,796,210.22

1

(11)	Price Paid per Unit: $99.517

(12)	Total Price Paid by Portfolio:
1,565,000 bonds @ $99.517 = $1,557,441.05

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
28,095,000 bonds @ $99.517 = $27,959,301.15

(14)	% of Portfolio Assets Applied to Purchase
0.154%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
110 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Citigroup
	MUFG	RBS
	Wells Fargo Securities	US Bancorp

Co-Managers
	BB&T Capital Markets	PNC Capital Markets
	BNY Mellon Capital Markets	RBC Capital Markets
	Fifth Third Securities	Santander
	Goldman, Sachs & Co.	The Williams Capital Group

(2)	Names of Issuers: The Kroger Co.

(3)	Title of Securities: KR 2.95 11/01/21, C#501044CZ2

(4)	Date of First Offering: 10/21/2014

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.968

Comparable Securities
1) Amphenol Corporation, C#03209AE1
2) Hasbro, C#418056AT4
3) Coca-Cola Co., C#191216BG4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.625%).

(8)	Years of Issuer’s Operations: 131 years

(9)	Trade Date: 10/21/2014

(10)	Portfolio Assets on Trade Date: $1,012,137,132.75

(11)	Price Paid per Unit: $99.968

(12)	Total Price Paid by Portfolio:
595,000 bonds @ $99.968 = $594,809.60
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.968 = $9,996,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.059%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
131 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	J.P. Morgan	Deutsche Bank
	Morgan Stanley	Mizuho Securities
	Wells Fargo Securities	RBS
Citigroup

Co-Managers
	BNY Mellon Capital Markets	Lebenthal Capital Markets
	CastleOak Securities	Loop Capital Markets
	C.L. King & Associates	U.S. Bancorp
Drexel Hamilton

(2)	Names of Issuers: Verizon Communications Inc.

(3)	Title of Securities: VZ 3 11/01/21, C#92343VCN2

(4)	Date of First Offering: 10/22/2014

(5)	Amount of Total Offering: $1,500,000,000

(6)	Unit Price of Offering: $99.699

Comparable Securities
1) American Tower Corporation, C#03027XAE0
2) Amphenol Corporation, C#032095AE1
3) Hasbro Inc., C#418056AT4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.40%).

(8)	Years of Issuer’s Operations: 31 years

(9)	Trade Date: 10/22/2014

(10)	Portfolio Assets on Trade Date: $1,011,371,469.61

(11)	Price Paid per Unit: $99.699

(12)	Total Price Paid by Portfolio:
1,485,000 bonds @ $99.699 = $1,480,530.15
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
32,000,000 bonds @ $99.699 = $31,903,680.00

(14)	% of Portfolio Assets Applied to Purchase
0.146%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
31 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	J.P. Morgan	Deutsche Bank
	Morgan Stanley	Mizuho Securities
	Wells Fargo Securities	RBS
Citigroup

Co-Managers
	BNY Mellon Capital Markets	Lebenthal Capital Markets
	CastleOak Securities	Loop Capital Markets
	C.L. King & Associates	U.S. Bancorp
Drexel Hamilton

(2)	Names of Issuers: Verizon Communications Inc.

(3)	Title of Securities: VZ 3.5 11/01/24, C#92343VCR3

(4)	Date of First Offering: 10/22/2014

(5)	Amount of Total Offering: $2,500,000,000

(6)	Unit Price of Offering: $99.34

Comparable Securities
1) CBS Corporation, C#124857AM5
2) HCP Inc., C#40414AL3
3) Broadcom Corporation, C#111320AH0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).

(8)	Years of Issuer’s Operations: 31 years

(9)	Trade Date: 10/22/2014

(10)	Portfolio Assets on Trade Date: $1,011,371,469.61

(11)	Price Paid per Unit: $99.34

(12)	Total Price Paid by Portfolio:
2,380,000 bonds @ $99.34 = $2,364,292.00
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
47,000,000 bonds @ $99.34 = $46,689,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.234%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
31 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	J.P. Morgan	Deutsche Bank
	Morgan Stanley	Mizuho Securities
	Wells Fargo Securities	RBS
Citigroup

Co-Managers
	BNY Mellon Capital Markets	Lebenthal Capital Markets
	CastleOak Securities	Loop Capital Markets
	C.L. King & Associates	U.S. Bancorp
Drexel Hamilton

(2)	Names of Issuers: Verizon Communications Inc.

(3)	Title of Securities: VZ 4.4 11/01/34, C#92343VCQ5

(4)	Date of First Offering: 10/22/2014

(5)	Amount of Total Offering: $2,500,000,000

(6)	Unit Price of Offering: $99.276

Comparable Securities
1) Tyson Foods, C#90249AZ6
2) Trans-Canada Pipelines, C#89352HAM1
3) Johnson & Johnson, C#478160BJ2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.75%).

(8)	Years of Issuer’s Operations: 31 years

(9)	Trade Date: 10/22/2014

(10)	Portfolio Assets on Trade Date: $1,011,371,469.61

(11)	Price Paid per Unit: $99.276

(12)	Total Price Paid by Portfolio:
2,970,000 bonds @ $99.276 = $2,948,497.20
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
60,000,000 bonds @ $99.276 = $59,565,600.00

(14)	% of Portfolio Assets Applied to Purchase
0.292%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
31 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan
	Barclays Capital	Morgan Stanley
	Citigroup Global Markets	RBC Capital Markets
	Credit Suisse	RBS Securities
	Deutsche Bank Securities	UBS Securities
	Goldman, Sachs & Co.	Wells Fargo & Co.

Co-Managers
	Cambridge International	US Bancorp
	Drexel Hamilton	The Williams Capital Group
Jefferies

(2)	Names of Issuers: TIAA Asset Management Finance LLC

(3)	Title of Securities: TIAAGL 4.125 11/01/24 144A, C#87246YAC0

(4)	Date of First Offering: 10/27/2014

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.886

Comparable Securities
1) Old Republic Intl. Corp., C#680223AJ3
2) Ameriprise Financial Inc., C#03076CAG1
3) Prudential Financial, C#74432QBZ7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)	Years of Issuer’s Operations: 96 years

(9)	Trade Date: 10/27/14

(10)	Portfolio Assets on Trade Date: $1,033,129,950.10

(11)	Price Paid per Unit: $99.886

(12)	Total Price Paid by Portfolio:
945,000 bonds @ $99.886 = $943,922.70
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.886 = $29,965,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.091%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
96 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	J.P. Morgan Securities
Goldman, Sachs & Co.

Co-Managers
	Deutsche Bank Securities	BofA Merrill Lynch
	HSBC Securities	Mitsubishi UFJ Securities
	Morgan Stanley & Co.	PNC Capital Markets
	Barclays Capital	RBC Capital Markets
	BBVA Securities	RBS Securities
	Credit Suisse Securities	The Williams Capital Group
	ING Financial Markets	U.S. Bancorp Investments
	Fifth Third Securities	Wells Fargo Securities

(2)	Names of Issuers: The Procter & Gamble Company

(3)	Title of Securities: PG 1.9 11/01/19, C#742718EG0

(4)	Date of First Offering: 10/24/2014

(5)	Amount of Total Offering: $550,000,000

(6)	Unit Price of Offering: $99.848

Comparable Securities
1) CVS Health Corporation, C#126650CE8
2) Tyson Foods, Inc., C#902494AW3
3) Target Corporation, C#87612EBB1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 177 years

(9)	Trade Date: 10/27/2014

(10)	Portfolio Assets on Trade Date: $1,033,129,950.10

(11)	Price Paid per Unit: $99.848

(12)	Total Price Paid by Portfolio:
730,000 bonds @ $99.848 = $728,890.40
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
12,000,000 bonds @ $99.848 = $11,981,760.00

(14)	% of Portfolio Assets Applied to Purchase
0.071%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
177 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan
	Barclays Capital	Morgan Stanley
	Citigroup Global Markets	RBC Capital Markets
	Credit Suisse	RBS Securities
	Deutsche Bank Securities	UBS Securities
	Goldman, Sachs & Co.	Wells Fargo & Co.

Co-Managers
	Cambridge International	US Bancorp
	Drexel Hamilton	The Williams Capital Group
Jefferies

(2)	Names of Issuers: TIAA Asset Management Finance LLC

(3)	Title of Securities: TIAAGL 2.95 11/01/19 144A, C#87246YAA4

(4)	Date of First Offering: 10/27/2014

(5)	Amount of Total Offering: $1,500,000,000

(6)	Unit Price of Offering: $99.82

Comparable Securities
1) Bank of Nova Scotia, C#06416CAA6
2) Marsh & McLennan Cos. Inc., C#571748AW2
3) American International Group, C#026874CZ8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%).

(8)	Years of Issuer’s Operations: 96 years

(9)	Trade Date: 10/27/14

(10)	Portfolio Assets on Trade Date: $1,033,129,950.10

(11)	Price Paid per Unit: $99.82

(12)	Total Price Paid by Portfolio:
1,725,000 bonds @ $99.82 = $1,721,895.00
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $99.85 = $34,947,500.00

(14)	% of Portfolio Assets Applied to Purchase
0.167%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
96 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays	J.P. Morgan
	Citigroup	Wells Fargo Securities

Co-Managers
	U.S. Bancorp	SunTrust Robinson Humphrey
	BofA Merrill Lynch	UBS Securities
	Credit Suisse	BNY Mellon Capital Markets
	Goldman, Sachs & Co.	Fifth Third Securities
	Morgan Stanley	HSBC Securities
	Mitsubishi UFJ Securities	PNC Capital Markets
RBS Securities

(2)	Names of Issuers: Aetna Inc.

(3)	Title of Securities: AET 3.5 11/15/24, C#00817YAQ1

(4)	Date of First Offering: 11/03/2014

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.581

Comparable Securities
1) Amgen, C#031162BV1
2) Carefusion Corporation, C#14170TAM3
3) Pfizer, C#717081DM2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 161 years

(9)	Trade Date: 11/03/2014

(10)	Portfolio Assets on Trade Date: $1,029,599,488.68

(11)	Price Paid per Unit: $99.581

(12)	Total Price Paid by Portfolio:
1,300,000 bonds @ $99.581 = $1,294,553.00
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.581 = $29,874,300.00

(14)	% of Portfolio Assets Applied to Purchase
0.126%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
161 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Barclays Bank

Co-Managers
	Blaylock Beal Van	Scotia Capital
	BMO Capital Markets	SMBC Nikko
	Capital One Securities	SunTrust Robinson Humphrey
	CIBC World Markets	TD Securities
	Mischler Financial Group	Telsey Advisory Group
	Mizuho Securities USA	The Korea Development Bank
	Multi-Bank Securities	Toussaint Capital Partners
	PNC Capital Markets	U.S. Bancorp Investments
	Santander	Wells Fargo Securities

(2)	Names of Issuers: Barclays PLC

(3)	Title of Securities: BACR 2.75 11/08/19, C#06738EAD7

(4)	Date of First Offering: 11/03/2014

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $99.648

Comparable Securities
1) Bank of Nova Scotia, C#06416CAA6
2) Marsh & McLennan Companies, Inc. C#571748AW2
3) Synchrony Financial, C#87165BAB9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.325%).

(8)	Years of Issuer’s Operations: 324 years

(9)	Trade Date: 11/03/2014

(10)	Portfolio Assets on Trade Date: $1,029,599,488.68

(11)	Price Paid per Unit: $99.648

(12)	Total Price Paid by Portfolio:
1,195,000 bonds @ $99.648 = $1,190,793.60
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
22,000,000 bonds @ $99.648 = $21,922,560.00

(14)	% of Portfolio Assets Applied to Purchase
0.116%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
324 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	HSBC
	Barclays	BNP Paribas
	Deutsche Bank Securities	Wells Fargo Securities

Co-Managers
	BB&T Capital Markets	Mizuho Securities
	BBVA Securities	Morgan Stanley & Co.
	BMO Capital Markets	PNC Capital Markets
	CIBC World Markets	RBC Capital Markets
	Citigroup Global Markets	Scotiabank
	DNB Markets	Societe Generale
	Fifth Third Securities	SMBC Nikko Securities
	J.P. Morgan	Standard Chartered Bank
	Lloyds Securities	TD Securities
	Mitsubishi UFJ Securities	U.S. Bancorp Investments

(2)	Names of Issuers: Nobel Energy, Inc.

(3)	Title of Securities: NBL 5.05 11/15/44, C#655044AJ4

(4)	Date of First Offering: 11/04/2014

(5)	Amount of Total Offering: $850,000,000.00

(6)	Unit Price of Offering: $99.265

Comparable Securities
1) Kinder Morgan Energy Partners, C#494550BW5
2) Williams Partners, C#96950FAP9
3) Williams Companies, C#959457BV1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 82 years

(9)	Trade Date: 11/04/2014

(10)	Portfolio Assets on Trade Date: $1,029,686,905.72
1

(11)	Price Paid per Unit: $99.265

(12)	Total Price Paid by Portfolio:
520,000 bonds @ $99.265 = $516,178.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.265 = $9,926,500.00

(14)	% of Portfolio Assets Applied to Purchase
0.050%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
82 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
HSBC USA, Inc.

Co-Managers
	ABN AMRO Securities	Merrill Lynch, Pierce,
	Banca IMI S.p.A.	Fenner & Smith
	Barclays Capital	Mizuho Securities
	BBVA Securities	Morgan Stanley & Co.
	BMO Capital Markets	nabSecurities
	CIBC World Markets	Natixis Securities Americas
	Citigroup Global Markets	RBS Securities
	Commerz Markets	Santander Invest. Securities
	Danske Markets	Scotia Capital
	Emirates NBD Capital	SG Americas Securities
	First Gulf Bank PJSC	SMBC Nikko Securities
	ING Financial Markets	TD Securities
	Lloyds Securities	Wells Fargo Securities
Macquarie Capital

(2)	Names of Issuers: HSBC USA, Inc.

(3)	Title of Securities: HSBC 2.375 11/13/19, C#40428HPN6

(4)	Date of First Offering: 11/05/2014

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.939

Comparable Securities
1) Goldman Sachs Group, C#38148GSB5
2) Bank of Nova Scotia, C#06416CAA6
3) Synchrony Financial, C#87165BAB9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.325%).

(8)	Years of Issuer’s Operations: 164 years

(9)	Trade Date: 11/05/2014

(10)	Portfolio Assets on Trade Date: $1,029,293,440.77
1

(11)	Price Paid per Unit: $99.939

(12)	Total Price Paid by Portfolio:
2,340,000 bonds @ $99.939 = $2,338,572.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
45,000,000 bonds @ $99.939 = $44,972,550.00

(14)	% of Portfolio Assets Applied to Purchase
0.227%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
164 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Goldman, Sachs & Co.	HSBC Securities
	Deutsche Bank Securities	J.P. Morgan Securities
	BofA Merrill Lynch	Wells Fargo Securities
Morgan Stanley & Co.

Co-Managers
	Mitsubishi UFJ Securities	Mizuho Securities USA
	RBS Securities	SMBC Nikko Securities
	SG Americas Securities	BB&T Capital Markets
	UniCredit Capital Markets	Loop Capital Markets
	U.S. Bancorp Investments	Samuel A. Ramirez & Co.
	Fifth Third Securities	SunTrust Robinson Humphrey
Lloyds Securities

(2)	Names of Issuers: Walgreens Boots Alliance, Inc.

(3)	Title of Securities: WAG 4.8 11/18/44, C#931427AC2

(4)	Date of First Offering: 11/06/2014

(5)	Amount of Total Offering: $1,500,000,000

(6)	Unit Price of Offering: $99.984

Comparable Securities
1) Pepsico, C#713448CQ9
2) Tyson Foods, C#90249AY9
3) Anheuser-Busch Inbev. Fin., C#03524BAF3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 113 years

(9)	Trade Date: 11/06/2014

(10)	Portfolio Assets on Trade Date: $1,027,888,035.23

(11)	Price Paid per Unit: $99.984
1

(12)	Total Price Paid by Portfolio:
185,000 bonds @ $99.984 = $184,970.40

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
8,000,000 bonds @ $99.984 = $7,998,720.00

(14)	% of Portfolio Assets Applied to Purchase
0.018%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
113 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	RBS Securities	BNP Paribas
	BofA Merrill Lynch	HSBC
	Citigroup	J.P. Morgan
	Credit Suisse	Mitsubishi UFJ

Co-Managers
	Banca IMI S.p.A.	SC Americas Securities
	Barclays Capital	SMBC Nikko Securities
	Credit Agricole	Skandinaviska Enskilda Banken
	Deutsche Bank Securities	Standard Chartered Bank
	DNB Markets	U.S. Bancorp Investments
	Lloyd’s Securities	Wells Fargo Securities
	Mizuho Securities	Morgan Stanley & Co.
RBC Capital Markets

(2)	Names of Issuers: ConocoPhillips Company

(3)	Title of Securities: COP 4.3 11/15/44, C#20826FAC0

(4)	Date of First Offering: 11/06/2014

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.448

Comparable Securities
1) Sunoco Logistic Partners, C#8676BAP4
2) Williams Partners, C#96950FAP9
3) Cameron Intl. Corp., C#13342BAM7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.800%).

(8)	Years of Issuer’s Operations: 12 years

(9)	Trade Date: 11/06/2014

(10)	Portfolio Assets on Trade Date: $1,027,888,035.23

(11)	Price Paid per Unit: $99.448
1

(12)	Total Price Paid by Portfolio:
520,000 bonds @ $99.448 = $517,129.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
13,000,000 bonds @ $99.448 = $12,928,240.00

(14)	% of Portfolio Assets Applied to Purchase
0.050%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
12 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	RBS Securities	BNP Paribas
	BofA Merrill Lynch	HSBC
	Citigroup	J.P. Morgan
	Credit Suisse	Mitsubishi UFJ

Co-Managers
	Banca IMI S.p.A.	SC Americas Securities
	Barclays Capital	SMBC Nikko Securities
	Credit Agricole	Skandinaviska Enskilda Banken
	Deutsche Bank Securities	Standard Chartered Bank
	DNB Markets	U.S. Bancorp Investments
	Lloyd’s Securities	Wells Fargo Securities
	Mizuho Securities	Morgan Stanley & Co.
RBC Capital Markets

(2)	Names of Issuers: ConocoPhillips Company

(3)	Title of Securities: COP 4.15 11/15/34, C#20826FAF3

(4)	Date of First Offering: 11/06/2014

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.959

Comparable Securities
1) Trans-Canada Pipelines, C#89352HAM1
2) Tyson Foods, C#902494AZ6
3) Johnson & Johnson, C#478160BJ2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 12 years

(9)	Trade Date: 11/06/2014

(10)	Portfolio Assets on Trade Date: $1,027,888,035.23

(11)	Price Paid per Unit: $99.959
1

(12)	Total Price Paid by Portfolio:
520,000 bonds @ $99.959 = $519,786.80

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.959 = $9,995,900.00

(14)	% of Portfolio Assets Applied to Purchase
0.051%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
12 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	RBS Securities	BNP Paribas
	BofA Merrill Lynch	HSBC
	Citigroup	J.P. Morgan
	Credit Suisse	Mitsubishi UFJ

Co-Managers
	Banca IMI S.p.A.	SC Americas Securities
	Barclays Capital	SMBC Nikko Securities
	Credit Agricole	Skandinaviska Enskilda Banken
	Deutsche Bank Securities	Standard Chartered Bank
	DNB Markets	U.S. Bancorp Investments
	Lloyd’s Securities	Wells Fargo Securities
	Mizuho Securities	Morgan Stanley & Co.
RBC Capital Markets

(2)	Names of Issuers: ConocoPhillips Company

(3)	Title of Securities: COP 2.875 11/15/21, C#20826FAE6

(4)	Date of First Offering: 11/06/2014

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.975

Comparable Securities
1) BP Capital Markets, C#05565QCT3
2) Total Capital Intl., C#89153VAP4
3) Credit Suisse New York, C#22546QAR8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.400%).

(8)	Years of Issuer’s Operations: 12 years

(9)	Trade Date: 11/06/2014

(10)	Portfolio Assets on Trade Date: $1,027,888,035.23

(11)	Price Paid per Unit: $99.975
1

(12)	Total Price Paid by Portfolio:
1,305,000 bonds @ $99.975 = $1,304,673.75

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.975 = $24,993,750.00

(14)	% of Portfolio Assets Applied to Purchase
0.127%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
12 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Goldman, Sachs & Co.	HSBC Securities
	Deutsche Bank Securities	J.P. Morgan Securities
	BofA Merrill Lynch	Wells Fargo Securities
Morgan Stanley & Co.

Co-Managers
	Mitsubishi UFJ Securities	Mizuho Securities USA
	RBS Securities	SMBC Nikko Securities
	SG Americas Securities	BB&T Capital Markets
	UniCredit Capital Markets	Loop Capital Markets
	U.S. Bancorp Investments	Samuel A. Ramirez & Co.
	Fifth Third Securities	SunTrust Robinson Humphrey
Lloyds Securities

(2)	Names of Issuers: Walgreens Boots Alliance, Inc.

(3)	Title of Securities: WAG 3.3 11/18/21, C#931427AF5

(4)	Date of First Offering: 11/06/2014

(5)	Amount of Total Offering: $1,250,000,000

(6)	Unit Price of Offering: $99.727

Comparable Securities
1) Credit Suisse New York, C#22546QAR8
2) Synchrony Financial, C#87165BAC7
3) American Tower Corporation, C#03027XAE0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.40%).

(8)	Years of Issuer’s Operations: 113 years

(9)	Trade Date: 11/06/2014

(10)	Portfolio Assets on Trade Date: $1,027,888,035.23

(11)	Price Paid per Unit: $99.727
1

(12)	Total Price Paid by Portfolio:
1,050,000 bonds @ $99.727 = $1,047,133.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.727 = $29,918,100.00

(14)	% of Portfolio Assets Applied to Purchase
0.102%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
113 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Goldman, Sachs & Co.	HSBC Securities
	Deutsche Bank Securities	J.P. Morgan Securities
	BofA Merrill Lynch	Wells Fargo Securities
Morgan Stanley & Co.

Co-Managers
	Mitsubishi UFJ Securities	Mizuho Securities USA
	RBS Securities	SMBC Nikko Securities
	SG Americas Securities	BB&T Capital Markets
	UniCredit Capital Markets	Loop Capital Markets
	U.S. Bancorp Investments	Samuel A. Ramirez & Co.
	Fifth Third Securities	SunTrust Robinson Humphrey
Lloyds Securities

(2)	Names of Issuers: Walgreens Boots Alliance, Inc.

(3)	Title of Securities: WAG 1.75 11/17/17, C#931427AE8

(4)	Date of First Offering: 11/06/2014

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.863

Comparable Securities
1)	General Mills, C#370334BU7
2)	Pepsico, C#713448CL0
3)	Anheuser-Busch Inbev. Fin., C#03524BAC0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.25%).

(8)	Years of Issuer’s Operations: 113 years

(9)	Trade Date: 11/06/2014

(10)	Portfolio Assets on Trade Date: $1,027,888,035.23

(11)	Price Paid per Unit: $99.863
1

(12)	Total Price Paid by Portfolio:
1,050,000 bonds @ $99.863 = $1,048,561.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
36,000,000 bonds @ $99.863 = $35,949,600.00

(14)	% of Portfolio Assets Applied to Purchase
0.102%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
113 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Goldman, Sachs & Co.	HSBC Securities
	Deutsche Bank Securities	J.P. Morgan Securities
	BofA Merrill Lynch	Wells Fargo Securities
Morgan Stanley & Co.

Co-Managers
	Mitsubishi UFJ Securities	Mizuho Securities USA
	RBS Securities	SMBC Nikko Securities
	SG Americas Securities	BB&T Capital Markets
	UniCredit Capital Markets	Loop Capital Markets
	U.S. Bancorp Investments	Samuel A. Ramirez & Co.
	Fifth Third Securities	SunTrust Robinson Humphrey
Lloyds Securities

(2)	Names of Issuers: Walgreens Boots Alliance, Inc.

(3)	Title of Securities: WAG 2.7 11/18/19, C#931427AA6

(4)	Date of First Offering: 11/06/2014

(5)	Amount of Total Offering: $1,250,000,000

(6)	Unit Price of Offering: $99.879

Comparable Securities
1)	General Mills Inc., C#370334BV5
2)	Tyson Foods, C#902494AW3
3)	Target Corp., C#87612EBB1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%).

(8)	Years of Issuer’s Operations: 113 years

(9)	Trade Date: 11/06/2014

(10)	Portfolio Assets on Trade Date: $1,027,888,035.23

(11)	Price Paid per Unit: $99.879
1

(12)	Total Price Paid by Portfolio:
1,050,000 bonds @ $99.879 = $1,048,729.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
52,000,000 bonds @ $99.879 = $51,946,440.00

(14)	% of Portfolio Assets Applied to Purchase
0.102%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
113 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Goldman, Sachs & Co.	HSBC Securities
	Deutsche Bank Securities	J.P. Morgan Securities
	BofA Merrill Lynch	Wells Fargo Securities
Morgan Stanley & Co.

Co-Managers
	Mitsubishi UFJ Securities	Mizuho Securities USA
	RBS Securities	SMBC Nikko Securities
	SG Americas Securities	BB&T Capital Markets
	UniCredit Capital Markets	Loop Capital Markets
	U.S. Bancorp Investments	Samuel A. Ramirez & Co.
	Fifth Third Securities	SunTrust Robinson Humphrey
Lloyds Securities

(2)	Names of Issuers: Walgreens Boots Alliance, Inc.

(3)	Title of Securities: WAG 3.8 11/18/24, C#931427AH1

(4)	Date of First Offering: 11/06/2014

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $99.769

Comparable Securities

1)	Target Corporation, C#87612EBD7
2)	Pepsico, C#713448CM8
3)	Anheuser-Busch Inbev. Fin, C#03524BAE6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 113 years

(9)	Trade Date: 11/06/2014

(10)	Portfolio Assets on Trade Date: $1,027,888,035.23

(11)	Price Paid per Unit: $99.769
1

(12)	Total Price Paid by Portfolio:
1,050,000 bonds @ $99.769 = $1,047,574.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $99.769 = $49,884,500.00

(14)	% of Portfolio Assets Applied to Purchase
0.102%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
113 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	RBS Securities	BNP Paribas
	BofA Merrill Lynch	HSBC
	Citigroup	J.P. Morgan
	Credit Suisse	Mitsubishi UFJ

Co-Managers
	Banca IMI S.p.A.	SC Americas Securities
	Barclays Capital	SMBC Nikko Securities
	Credit Agricole	Skandinaviska Enskilda Banken
	Deutsche Bank Securities	Standard Chartered Bank
	DNB Markets	U.S. Bancorp Investments
	Lloyd’s Securities	Wells Fargo Securities
	Mizuho Securities	Morgan Stanley & Co.
RBC Capital Markets

(2)	Names of Issuers: ConocoPhillips Company

(3)	Title of Securities: COP 3.35 11/15/24, C#20826FAD8

(4)	Date of First Offering: 11/06/2014

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.823

Comparable Securities

1)	Ecopetrol, C#27915AK5
2)	BP Capital Markets, C#05565QCS5
3)	Kinder Morgan Energy Partners, C#494550BV7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 12 years

(9)	Trade Date: 11/06/2014

(10)	Portfolio Assets on Trade Date: $1,027,888,035.23

(11)	Price Paid per Unit: $99.823
1

(12)	Total Price Paid by Portfolio:
1,560,000 bonds @ $99.823 = $1,557,238.80

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.823 = $29,946,900.00

(14)	% of Portfolio Assets Applied to Purchase
0.151%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
12 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan
	Citigroup Global Markets	Wells Fargo Securities

Co-Managers
	HSBC	The Williams Capital Group
	Mitsubishi UFJ Securities	BNY Mellon Capital Markets
	Mizuho Securities	PNC Capital markets
	RBC Capital Markets	Regions Securities
	SMBC Nikko Securities	Santander
	SunTrust Robinson Humphrey	RBS
Barclays

(2)	Names of Issuers: Eastman Chemical Company

(3)	Title of Securities: EMN 4.65 10/15/44, C#277432AP5

(4)	Date of First Offering: 11/10/2014

(5)	Amount of Total Offering: $400,000,000

(6)	Unit Price of Offering: $95.444

Comparable Securities

1)	International Paper, C#460146CK7
2)	Goldcorp, C#380956AE2
3)	Burlington Northern Santa Fe, C#12189LAU5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 94 years

(9)	Trade Date: 11/10/2014

(10)	Portfolio Assets on Trade Date: $1,031,269,128.06

(11)	Price Paid per Unit: $95.444

(12)	Total Price Paid by Portfolio:
485,000 bonds @ $95.444 = $465,096.00
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
12,000,000 bonds @ $95.444 = $11,452,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.045%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
94 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Goldman, Sachs & Co.
	Barclays	Morgan Stanley
	J.P. Morgan	Wells Fargo Securities

Co-Managers
	BNP Paribas Securities	HSBC Securities
	Citigroup Global Markets	Mizuho Securities
	Mitsubishi UFJ Securities	RBC Capital Markets
	RBS Securities	SG Americas Securities
	Deutsche Bank Securities	Standard Chartered Bank

(2)	Names of Issuers: Chevron Corporation

(3)	Title of Securities: CVX 2.193 11/15/19, C#166764AN0

(4)	Date of First Offering: 11/10/2014

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1)	Total Capital Intl., C#89153VAM1
2)	BP Capital Markets, C#05565QCR7
3)	Shell International Finance, C#822582BA9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.170%).

(8)	Years of Issuer’s Operations: 30 years

(9)	Trade Date: 11/10/2014

(10)	Portfolio Assets on Trade Date: $1,031,269,128.06

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
1,045,000 bonds @ $100.000 = $1,045,000.00
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $100.000 = $20,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.101%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
30 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays	Morgan Stanley
Deutsche Bank Securities

Co-Managers
	Citigroup Global Markets	Banca IMI
	Credit Suisse Securities	HSBC
	Goldman, Sachs & Co.	Santander
	J.P. Morgan Securities	Wells Fargo Securities
	RBS Securities	Samuel A. Ramirez & Co.
	Scotia Capital	The Williams Capital Group
U.S. Bancorp Investments

(2)	Names of Issuers: Altria Group, Inc.

(3)	Title of Securities: MO 2.625 01/14/20, C#02209SAT0

(4)	Date of First Offering: 11/10/2014

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.919

Comparable Securities

1)	General Mills Inc., C#370334BV5
2)	Tyson Foods, C#902494AW3
3)	Target Corporation, C#87612EBB1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 29 years

(9)	Trade Date: 11/10/2014

(10)	Portfolio Assets on Trade Date: $1,031,269,128.06

(11)	Price Paid per Unit: $99.919

(12)	Total Price Paid by Portfolio:
1,690,000 bonds @ $99.919 = $1,688,631.10
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.919 = $29,975,700.00

(14)	% of Portfolio Assets Applied to Purchase
0.164%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
29 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan
	Citigroup Global Markets	RBS Securities

Co-Managers
	HSBC	The Williams Capital Group
	Mitsubishi UFJ Securities	BNY Mellon Capital Markets
	Mizuho Securities	PNC Capital markets
	RBC Capital Markets	Regions Securities
	SMBC Nikko Securities	Santander
	SunTrust Robinson Humphrey	Wells Fargo Securities
Barclays

(2)	Names of Issuers: Eastman Chemical Company

(3)	Title of Securities: EMN 3.8 03/15/2025, C# 277432AR1

(4)	Date of First Offering: 11/10/2014

(5)	Amount of Total Offering: $800,000,000

(6)	Unit Price of Offering: $99.506

Comparable Securities
1) Ecopetrol, C#279158AK5
2) Marsh & McLennan, C#571748AX0
3) American Water Capital, C#03040WAL9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 94 years

(9)	Trade Date: 11/10/2014

(10)	Portfolio Assets on Trade Date: $1,031,269,128.06

(11)	Price Paid per Unit: $99.506

(12)	Total Price Paid by Portfolio:
1,050,000 bonds @ $99.506 = $1,044,813.00
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.506 = $19,901,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.101%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
94 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Scotiabank
	BNP Paribas	J.P. Morgan
	Mizuho Securities	MUFG
	Citigroup	SMBC Nikko
HSBC

Co-Managers
	BBVA Securities	Deutsche Bank Securities
	BMO Capital Markets	Goldman, Sachs & Co.
	Credit Agricole Securities	RBC Capital Markets
	Santander Investment Securities	TD Securities
	SG Americas Securities	Banca IMI S.p.A.
	Standard Chartered Bank	Capital One Securities
	U.S. Bancorp Investments	Natixis Securities
	Wells Fargo Securities	The Williams Capital Group
	CIBC World Markets	UBS Securities

(2)	Names of Issuers: Freeport-McMoRan Inc.

(3)	Title of Securities: FCX 5.4 11/14/34, C#35671DBJ3

(4)	Date of First Offering: 11/10/2014

(5)	Amount of Total Offering: $800,000,000

(6)	Unit Price of Offering: $99.516

Comparable Securities
1) Tyson Foods, C#902494AZ6
2) Trans-Canada Pipelines, C#89352HAM1
3) Johnson & Johnson, C#478160BJ2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 102 years

(9)	Trade Date: 11/10/2014

(10)	Portfolio Assets on Trade Date: $1,031,269,128.06
1

(11)	Price Paid per Unit: $99.516

(12)	Total Price Paid by Portfolio:
320,000 bonds @ $99.516 = $318,451.20

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
7,000,000 bonds @ $99.516 = $6,966,120.00

(14)	% of Portfolio Assets Applied to Purchase
0.031%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
102 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Scotiabank
	BNP Paribas	J.P. Morgan
	Mizuho Securities	MUFG
	Citigroup	SMBC Nikko
HSBC

Co-Managers
	BBVA Securities	Deutsche Bank Securities
	BMO Capital Markets	Goldman, Sachs & Co.
	Credit Agricole Securities	RBC Capital Markets
	Santander Investment Securities	TD Securities
	SG Americas Securities	Banca IMI S.p.A.
	Standard Chartered Bank	Capital One Securities
	U.S. Bancorp Investments	Natixis Securities
	Wells Fargo Securities	The Williams Capital Group
	CIBC World Markets	UBS Securities

(2)	Names of Issuers: Freeport-McMoRan Inc.

(3)	Title of Securities: FCX 4.55 11/14/24, C#35671DBL8

(4)	Date of First Offering: 11/10/2014

(5)	Amount of Total Offering: $850,000,000

(6)	Unit Price of Offering: $99.905

Comparable Securities
1) Goldcorp Inc., C#380956AE2
2) International Paper, C#460146CJ0
3) Potash Corp-Saskatchewan, C#73755LAL1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 102 years

(9)	Trade Date: 11/10/2014

(10)	Portfolio Assets on Trade Date: $1,031,269,128.06
1

(11)	Price Paid per Unit: $99.905

(12)	Total Price Paid by Portfolio:
1,050,000 bonds @ $99.905 = $1,049,002.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.905 = $19,981,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.102%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
102 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Wells Fargo Securities	Comerica Securities
	RBC Capital Markets	DNB Markets, Inc.
	U.S. Bancorp Investments	Mitsubishi UFJ Securities
	RBS Securities	Mizuho Securities
	TD Securities	SunTrust Robinson Humphrey
BBVA Securities

Co-Managers

(2)	Names of Issuers: Sunoco Logistics Partners Operations, L.P.

(3)	Title of Securities: SXL 5.35 05/15/45, C#86765BAQ2

(4)	Date of First Offering: 11/12/2014

(5)	Amount of Total Offering: $800,000,000

(6)	Unit Price of Offering: $99.331

Comparable Securities
1) Enlink Midstream Partners, L.P., C#29336UAD9
2) Kinder Morgan Energy Partners, L.P., C#494550BW5
3) Williams Partners, L.P., C#96950FAP9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 128 years

(9)	Trade Date: 11/12/2014

(10)	Portfolio Assets on Trade Date: $1,032,897,120.94

(11)	Price Paid per Unit: $99.331

(12)	Total Price Paid by Portfolio:
905,000 bonds @ $99.331 = $898,945.55

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
18,000,000 bonds @ $99.331 = $17,879,580.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.087%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
128 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	U.S. Bancorp Investments Inc.
	Jefferies & Co.	Wells Fargo Securities
SunTrust Robinson Humphrey

Co-Managers
	BB&T Capital Markets	Regions Securities
	RBC Capital Markets	Scotia Capital

(2)	Names of Issuers: Tanger Properties Limited Partnership

(3)	Title of Securities: SKT 3.75 12/01/24, C#875484AH0

(4)	Date of First Offering: 11/12/2014

(5)	Amount of Total Offering: $250,000,000

(6)	Unit Price of Offering: $99.429

Comparable Securities
1) Simon Property Group, C#828807CS4
2) HCP, Inc., C#40414LAL3
3) Piedmont Operating Partnership, C#720198AD2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 33 years

(9)	Trade Date: 11/12/2014

(10)	Portfolio Assets on Trade Date: $1,032,897,120.94

(11)	Price Paid per Unit: $99.429

(12)	Total Price Paid by Portfolio:
520,000 bonds @ $99.429 = $517,030.80

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.429 = $9,942,900.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.050%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
33 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	HSBC Securities
	Barclays Capital	J.P. Morgan Securities

Co-Managers
	Goldman, Sachs & Co.	SMBC Nikko Securities
	Mitsubishi UFJ Securities	U.S. Bancorp Investments
	Mizuho Securities USA	Wells Fargo Securities
	RBC Capital Markets	The Williams Capital Group

(2)	Names of Issuers: Gilead Sciences, Inc.

(3)	Title of Securities: GILD 4.5 02/01/45, C#375558BA0

(4)	Date of First Offering: 11/12/2014

(5)	Amount of Total Offering: $1,750,000,000

(6)	Unit Price of Offering: $99.413

Comparable Securities
1) Pfizer Inc., C#717081DK6
2) Celgene Corporation, C#151020AM6
3) Eli Lilly & Co., C#532457BG2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 27 years

(9)	Trade Date: 11/12/2014

(10)	Portfolio Assets on Trade Date: $1,032,897,120.94

(11)	Price Paid per Unit: $99.413

(12)	Total Price Paid by Portfolio:
485,000 bonds @ $99.413 = $482,153.05

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
34,000,000 bonds @ $99.413 = $33,800,420.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.047%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
27 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	HSBC Securities
	Barclays Capital	J.P. Morgan Securities

Co-Managers
	Goldman, Sachs & Co.	SMBC Nikko Securities
	Mitsubishi UFJ Securities	U.S. Bancorp Investments
	Mizuho Securities USA	Wells Fargo Securities
	RBC Capital Markets	The Williams Capital Group

(2)	Names of Issuers: Gilead Sciences, Inc.

(3)	Title of Securities: GILD 2.35 02/01/20, C#375558AY9

(4)	Date of First Offering: 11/12/2014

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.772

Comparable Securities
1) Pfizer Inc., C#717081DL4
2) Celgene Corporation, C#151020AN4
3) Eli Lilly & Co., C#532457BF4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 27 years

(9)	Trade Date: 11/12/2014

(10)	Portfolio Assets on Trade Date: $1,032,897,120.94

(11)	Price Paid per Unit: $99.772

(12)	Total Price Paid by Portfolio:
520,000 bonds @ $99.772 = $518,814.40

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
17,000,000 bonds @ $99.772 = $16,961,240.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.050%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
27 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	HSBC Securities
	Barclays Capital	J.P. Morgan Securities

Co-Managers
	Goldman, Sachs & Co.	SMBC Nikko Securities
	Mitsubishi UFJ Securities	U.S. Bancorp Investments
	Mizuho Securities USA	Wells Fargo Securities
	RBC Capital Markets	The Williams Capital Group

(2)	Names of Issuers: Gilead Sciences, Inc.

(3)	Title of Securities: GILD 3.5 02/01/25, C#375558AZ6

(4)	Date of First Offering: 11/12/2014

(5)	Amount of Total Offering: $1,750,000,000

(6)	Unit Price of Offering: $99.906

Comparable Securities
1) Pfizer Inc., C#717081DM2
2) Celgene Corporation, C#151020AP9
3) CareFusion Corporation, C#14170TAM3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 27 years

(9)	Trade Date: 11/12/2014

(10)	Portfolio Assets on Trade Date: $1,032,897,120.94

(11)	Price Paid per Unit: $99.906

(12)	Total Price Paid by Portfolio:
1,045,000 bonds @ $99.906 = $1,044,017.70

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
73,000,000 bonds @ $99.906 = $72,931,380.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.101%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
27 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup

Co-Managers
	BBVA Securities	Drexel Hamilton
	BNP Paribas Securities	Guzman & Co.
	Deutsche Bank Securities	Lebenthal & Co.
	HSBC Securities (USA)	MFR Securities
	ING Financial Markets	Mischler Financial Group
	National Bank of Canada Financial	Mitsubishi UFJ Securities
	Nomura Securities International	RBC Capital Markets
	Wells Fargo Securities	Samuel A. Ramirez & Co.
	ABN AMRO Securities (USA)	Scotia Capital
	Apto Partners	TD Securities
	Banca IMI S.p.A.	Telsey Advisory Group
	Blaylock Beal Van	UBS Securities
	CAVU Securities	The Williams Capital Group

(2)	Names of Issuers: Citigroup, Inc.

(3)	Title of Securities: C 4.3 11/20/26, C#172967JC6

(4)	Date of First Offering: 11/13/2014

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.536

Comparable Securities
1) Discover Financial Services, C#254709AK4
2) Barclays, C#06738EAC9
3) Simon Property Group, C#828807CS4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).

(8)	Years of Issuer’s Operations: 202 years

(9)	Trade Date: 11/13/2014

(10)	Portfolio Assets on Trade Date: $1,034,000,337.47
1

(11)	Price Paid per Unit: $99.536

(12)	Total Price Paid by Portfolio:
1,270,000 bonds @ $99.536 = $1,264,107.20

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.536 = $24,884,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.122%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
202 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan
	Credit Suisse	U.S. Bancorp Investments
	Goldman, Sachs & Co.	Wells Fargo Securities

Co-Managers
	BNY Mellon Capital Markets	PNC Capital Markets
	Citigroup Global Markets	Samuel A. Ramirez & Co.
	Fifth Third Securities	Standard Chartered Bank
	Loop Capital Markets	Williams Capital Group
Mitsubishi UFJ Securities

(2)	Names of Issuers: Macy’s Retail Holdings, Inc.

(3)	Title of Securities: M 4.5 12/15/34, C#55616XAM9

(4)	Date of First Offering: 11/13/2014

(5)	Amount of Total Offering: $550,000,000

(6)	Unit Price of Offering: $98.940

Comparable Securities
1) Tyson Foods, Inc., C#902494AZ6
2) Trans-Canada Pipelines, C#89352HAM1
3) Johnson & Johnson, C#478160BJ2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.750%).

(8)	Years of Issuer’s Operations: 156 years

(9)	Trade Date: 11/13/2014

(10)	Portfolio Assets on Trade Date: $1,034,000,337.47

(11)	Price Paid per Unit: $98.940

(12)	Total Price Paid by Portfolio:
1,270,000 bonds @ $98.940 = $1,256,538.00
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $98.940 = $29,682,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.122%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
156 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Mitsubishi UFJ Securities
	J.P. Morgan Securities	Wells Fargo Securities

Co-Managers
	Fifth Third Securities	KeyBanc Capital Markets
	First Tennessee Capital Markets	SunTrust Robinson Humphrey
	HSBC Securities	U.S. Bancorp Investments

(2)	Names of Issuers: Scripps Networks Interactive

(3)	Title of Securities: SNI 3.9 11/15/24, C#811065AC5

(4)	Date of First Offering: 11/17/2014

(5)	Amount of Total Offering: $99.266

(6)	Unit Price of Offering: $663,070,664.09

Comparable Securities

1)	CBS, C#124857AM5
2)	Burlington Northern Santa Fe, C#12189LAT8
3)	Kinder Morgan Energy Partners, C#494550BV7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 6 years

(9)	Trade Date: 11/17/2014

(10)	Portfolio Assets on Trade Date: $1,035,281,435.42

(11)	Price Paid per Unit: $99.266

(12)	Total Price Paid by Portfolio:
1,250,000 bonds @ $99.266 = $1,240,825.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ 99.266 = $24,816,500.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.120%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
6 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Morgan Stanley
J.P. Morgan Securities

Co-Managers
	BNP Paribas Securities	Fifth Third Securities
	Deutsche Bank Securities	The Huntington Investment Co.
	Goldman, Sachs & Co.	PCN Capital Markets
	UBS Securities	U.S. Bancorp Investments
	The Bank of New York Mellon	The Williams Capital Group

(2)	Names of Issuers: Nationwide Financial Services, Inc.

(3)	Title of Securities: NATMUT 5.3 11/18/44 144A, C#638612AL5

(4)	Date of First Offering: 11/17/2014

(5)	Amount of Total Offering: $400,000,000

(6)	Unit Price of Offering: $99.643

Comparable Securities

1)	Alleghany Corporation, C#017175AD2
2)	American International Group, C#026874DA2
3)	Aon PLC, C#00185AAG9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.75%).

(8)	Years of Issuer’s Operations: 88 years

(9)	Trade Date: 11/17/2014

(10)	Portfolio Assets on Trade Date: $1,035,281,435.42

(11)	Price Paid per Unit: $99.643

(12)	Total Price Paid by Portfolio:
1,135,000 bonds @ $99.643 = $1,130,948.05
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.643 = $19,928,600.00

(14)	% of Portfolio Assets Applied to Purchase
0.109%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
88 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Wells Fargo Securities
J.P. Morgan

Co-Managers
	BNP Paribas Securities	HSBC Securities
	Mitsubishi UFJ Securities	U.S. Bancorp Investments
	RBS Securities	PNC Capital Markets
	SMBC Nikko Securities	The Williams Capital Group

(2)	Names of Issuers: Albemarle Corporation

(3)	Title of Securities: ALB 5.45 12/01/44, C#012725AD9

(4)	Date of First Offering: 11/17/2014

(5)	Amount of Total Offering: $350,000,000

(6)	Unit Price of Offering: $99.705

Comparable Securities

1)	Goldcorp Inc., C#380956AE2
2)	International Paper Co., C#460146CK7
3)	Phillips 66, C#718546AL8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 20 years

(9)	Trade Date: 11/17/2014

(10)	Portfolio Assets on Trade Date: $1,035,281,435.42

(11)	Price Paid per Unit: $99.705

(12)	Total Price Paid by Portfolio:
500,000 bonds @ $99.705 = $498,525.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.705 = $9,970,500.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.048%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
20 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Wells Fargo Securities
J.P. Morgan

Co-Managers
	BNP Paribas Securities	HSBC Securities
	Mitsubishi UFJ Securities	U.S. Bancorp Investments
	RBS Securities	PNC Capital Markets
	SMBC Nikko Securities	The Williams Capital Group

(2)	Names of Issuers: Albemarle Corporation

(3)	Title of Securities: ALB 4.15 12/01/24, C#012725AC1

(4)	Date of First Offering: 11/17/2014

(5)	Amount of Total Offering: $425,000,000

(6)	Unit Price of Offering: $99.658

Comparable Securities

1)	International Paper, C#460146CJ0
2)	Potash Corp.-Saskatchewan, C#73755LAL1
3)	Alcoa, C#013817AW1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 20 years

(9)	Trade Date: 11/17/2014

(10)	Portfolio Assets on Trade Date: $1,035,281,435.42

(11)	Price Paid per Unit: $99.658

(12)	Total Price Paid by Portfolio:
525,000 bonds @ $99.658 = $523,204.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.658 = $9,965,800.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.051%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
20 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Mitsubishi UFJ Securities
	J.P. Morgan Securities	Wells Fargo Securities

Co-Managers
	Fifth Third Securities	KeyBanc Capital Markets
	First Tennessee Capital Markets	SunTrust Robinson Humphrey
	HSBC Securities	U.S. Bancorp Investments

(2)	Names of Issuers: Entertainment Content

(3)	Title of Securities: SNI 2.75 11/15/19, C#811065AB7

(4)	Date of First Offering: 11/17/2014

(5)	Amount of Total Offering: $99.645

(6)	Unit Price of Offering: $663,070,664.09

Comparable Securities

1)	CBS, C#124857AL7
2)	Baidu Inc., C#056752AD0
3)	British Telecom PLC, C#111021AK7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 6 years

(9)	Trade Date: 11/17/2014

(10)	Portfolio Assets on Trade Date: $1,035,281,435.42

(11)	Price Paid per Unit: $99.645

(12)	Total Price Paid by Portfolio:
920,000 bonds @ $99.645 = $916,734.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
39,000,000 bonds @ $99.645 = $38,861,550.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.089%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
6 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Morgan Stanley	BNP Paribas
	BofA Merrill Lynch	ScotiaBank

Co-Managers
	HSBC	US Bancorp Investments
	Mitsubishi UFJ Securities	Wells Fargo Securities

(2)	Names of Issuers: Seagate HDD Cayman

(3)	Title of Securities: STX 5.75 12/01/34 144A, C#81180WAM3

(4)	Date of First Offering: 11/24/2014

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.706

Comparable Securities

1)	General Motors, C#37045VAH3
2)	Tyson Foods, C#902494AZ6
3)	Entergy Louisiana, C#29364WAV0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (1.375%).

(8)	Years of Issuer’s Operations: 35 years

(9)	Trade Date: 11/24/2014

(10)	Portfolio Assets on Trade Date: $1,039,944,409.00

(11)	Price Paid per Unit: $99.706

(12)	Total Price Paid by Portfolio:
220,000 bonds @ $99.706 = $219,353.20

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
6,000,000 bonds @ $99.706 = $5,982,360.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.021%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
35 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Mitsubishi UFJ Securities
	Barclays Capital	RBC Capital Markets
	Citigroup Global Markets	RBS Securities
	Credit Suisse	Scotia Capital
	Deutsche Bank Securities	Wells Fargo Securities
J.P. Morgan Securities

Co-Managers
	CIBC	Morgan Stanley
	Credit Agricole CIB	Societe Generale
	DnB Markets	SunTrust Robinson Humphrey
	Mizuho Securities	UBS Investment Bank

(2)	Names of Issuers: Kinder Morgan Inc.

(3)	Title of Securities: KMI 5.3 12/01/34, C#49456BAG6

(4)	Date of First Offering: 11/24/2014

(5)	Amount of Total Offering: $750,000,000.00

(6)	Unit Price of Offering: $99.718

Comparable Securities

1)	Phillips 66, C#718546AK0
2)	Tyson Foods, C#902494AZ6
3)	Trans-Canada Pipelines, C#89352HAM1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 17 years

(9)	Trade Date: 11/24/2014

(10)	Portfolio Assets on Trade Date: $1,039,944,409.00

(11)	Price Paid per Unit: $99.718

(12)	Total Price Paid by Portfolio:
325,000 bonds @ $99.718 = $324,083.50
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
7,000,000 bonds @ $99.718 = $6,980,260.00

(14)	% of Portfolio Assets Applied to Purchase
0.031%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
17 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	J.P. Morgan Securities	HSBC Securities
	Barclays	Wells Fargo Securities
BofA Merrill Lynch

Co-Managers
	Citigroup Global Markets	PNC Capital Markets
	Credit Suisse Securities	Santander Investment Securities
	Mizuho Securities	SMBC Nikko Securities
	RBS Securities	US Bancorp Investments
Fifth Third Securities

(2)	Names of Issuers: Perrigo Finance plc

(3)	Title of Securities: PRGO 4.9 12/15/44, C#714295AA0

(4)	Date of First Offering: 11/24/2014

(5)	Amount of Total Offering: $400,000,000

(6)	Unit Price of Offering: $99.701

Comparable Securities

1)	Cardinal Health Inc., C#14149YBB3
2)	Celgene Corporation, C#151020AM6
3)	Pfizer Inc., C#717081DK6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 127 years

(9)	Trade Date: 11/24/2014

(10)	Portfolio Assets on Trade Date: $1,039,944,409.00

(11)	Price Paid per Unit: $ 99.701

(12)	Total Price Paid by Portfolio:
680,000 bonds @ $99.701 = $677,966.80
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
12,000,000 bonds @ $ 99.701 = $11,964,120.00

(14)	% of Portfolio Assets Applied to Purchase
0.065%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
127 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	J.P. Morgan Securities	HSBC Securities
	Barclays	Wells Fargo Securities
BofA Merrill Lynch

Co-Managers
	Citigroup Global Markets	PNC Capital Markets
	Credit Suisse Securities	Santander Investment Securities
	Mizuho Securities	SMBC Nikko Securities
	RBS Securities	US Bancorp Investments
Fifth Third Securities

(2)	Names of Issuers: Perrigo Finance plc

(3)	Title of Securities: PRGO 3.9 12/15/24, C#714295AC6

(4)	Date of First Offering: 11/24/2014

(5)	Amount of Total Offering: $700,000,000

(6)	Unit Price of Offering: $99.579

Comparable Securities

1)	Cardinal Health Inc., C#14149YBA5
2)	Amgen, C#031162BV1
3)	Pfizer Inc., C#717081DM2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 127 years

(9)	Trade Date: 11/24/2014

(10)	Portfolio Assets on Trade Date: $1,039,944,409.00

(11)	Price Paid per Unit: $99.579

(12)	Total Price Paid by Portfolio:
1,095,000 bonds @ $99.579 = $1,090,390.05
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $99.579 = $34,852,650.00

(14)	% of Portfolio Assets Applied to Purchase
0.105%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
127 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Mitsubishi UFJ Securities
	Barclays Capital	RBC Capital Markets
	Citigroup Global Markets	RBS Securities
	Credit Suisse	Scotia Capital
	Deutsche Bank Securities	Wells Fargo Securities
J.P. Morgan Securities

Co-Managers
	CIBC	Morgan Stanley
	Credit Agricole CIB	Societe Generale
	DnB Markets	SunTrust Robinson Humphrey
	Mizuho Securities	UBS Investment Bank

(2)	Names of Issuers: Kinder Morgan Inc.

(3)	Title of Securities: KMI 5.55 06/01/45, C#49456BAH4

(4)	Date of First Offering: 11/24/2014

(5)	Amount of Total Offering: $1,750,000,000.00

(6)	Unit Price of Offering: $99.663

Comparable Securities

1)	Phillips 66, C#718546AL8
2)	Enlink Midstream Partners, C#29336UAD9
3)	Ecopetrol SA, C#279158AJ8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.750%).

(8)	Years of Issuer’s Operations: 17 years

(9)	Trade Date: 11/24/2014

(10)	Portfolio Assets on Trade Date: $1,039,944,409.00

(11)	Price Paid per Unit: $99.663

(12)	Total Price Paid by Portfolio:
525,000 bonds @ $99.663 = $523,230.75
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.663 = $14,949,450.00

(14)	% of Portfolio Assets Applied to Purchase
0.050%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
17 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
	BofA Merrill Lynch	Mitsubishi UFJ Securities
	Barclays Capital	RBC Capital Markets
	Citigroup Global Markets	RBS Securities
	Credit Suisse	Scotia Capital
	Deutsche Bank Securities	Wells Fargo Securities
J.P. Morgan Securities

Co-Managers
	CIBC	Morgan Stanley
	Credit Agricole CIB	Societe Generale
	DnB Markets	SunTrust Robinson Humphrey
	Mizuho Securities	UBS Investment Bank

(2)	Names of Issuers: Kinder Morgan Inc.

(3)	Title of Securities: KMI 3.05 12/01/19, C#49456BAE1

(4)	Date of First Offering: 11/24/2014

(5)	Amount of Total Offering: $1,500,000,000.00

(6)	Unit Price of Offering: $99.797

Comparable Securities
1)	Statoil ASA, C#85771PAW2
2)	BP Capital Markets, C#05565QCT3
3)	Total Capital Intl., C#89153VAM1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 17 years

(9)	Trade Date: 11/24/2014

(10)	Portfolio Assets on Trade Date: $1,039,944,409.00

(11)	Price Paid per Unit: $99.797

(12)	Total Price Paid by Portfolio:
790,000 bonds @ $99.797 = $788,396.30
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
23,000,000 bonds @ $99.797 = $22,953,310.00

(14)	% of Portfolio Assets Applied to Purchase
0.075%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
17 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
	BofA Merrill Lynch	Mitsubishi UFJ Securities
	Barclays Capital	RBC Capital Markets
	Citigroup Global Markets	RBS Securities
	Credit Suisse	Scotia Capital
	Deutsche Bank Securities	Wells Fargo Securities
J.P. Morgan Securities

Co-Managers
	CIBC	Morgan Stanley
	Credit Agricole CIB	Societe Generale
	DnB Markets	SunTrust Robinson Humphrey
	Mizuho Securities	UBS Investment Bank

(2)	Names of Issuers: Kinder Morgan Inc.

(3)	Title of Securities: KMI 4.3 06/01/25, C#49456BAF8

(4)	Date of First Offering: 11/24/2014

(5)	Amount of Total Offering: $1,500,000,000.00

(6)	Unit Price of Offering: $99.598

Comparable Securities
1)	Canadian Natl. Resources, C#136385AV3
2)	Ecopetrol SA, C#279158AK5
3)	Plains All American Pipeline, C#72650RBF8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 17 years

(9)	Trade Date: 11/24/2014

(10)	Portfolio Assets on Trade Date: $1,039,944,409.00

(11)	Price Paid per Unit: $99.598

(12)	Total Price Paid by Portfolio:
790,000 bonds @ $99.598 = $786,824.20
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.598 = $14,939,700.00

(14)	% of Portfolio Assets Applied to Purchase
0.076%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
17 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
	Barclays Capital	CIBC World Markets
	RBC Capital Markets	Mitsubishi UFJ Securities
	RBS Securities	Morgan Stanley
Scotia Capital

Co-Managers
	BMO Capital Markets	PNC Capital Markets
	BNP Paribas Securities	SunTrust Robinson Humphrey
	KeyBanc Capital Markets	TD Securities
	Mizuho Securities USA	Wells Fargo Securities

(2)	Names of Issuers: Berkshire Hathaway Energy

(3)	Title of Securities: BRKHEC 4.5 02/01/45 144A, C#084659AE1

(4)	Date of First Offering: 12/01/2014

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.141

Comparable Securities
1)	Pacific Gas & Electric, C#694308HL4
2)	Dominion Resources, C#25746UCC1
3)	Wisconsin Power & Light, C#976826BK2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.750%).

(8)	Years of Issuer’s Operations: 19 years

(9)	Trade Date: 12/01/2014

(10)	Portfolio Assets on Trade Date: $1,043,435,235.43

(11)	Price Paid per Unit: $99.141

(12)	Total Price Paid by Portfolio:
690,000 bonds @ $99.141 = $684,072.90
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
12,500,000 bonds @ $99.141 = $12,392,500.00

(14)	% of Portfolio Assets Applied to Purchase
0.066%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
19 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
	Barclays Capital	Mizuho Securities USA
	Citigroup Global Markets	Morgan Stanley
	J.P. Morgan Securities	Wells Fargo Securities

Co-Managers
	BofA Merrill Lynch	SunTrust Robinson Humphrey
	PNC Capital Markets	Deutsche Bank Securities
	RBC Capital Markets	Fifth Third Bank
	RBS Securities	Goldman Sachs & Co.
	SMBC Nikko Securities	Scotia Capital

(2)	Names of Issuers: Cox Communications, Inc.

(3)	Title of Securities: COXENT 4.8 02/01/35 144A, C#224044CF2

(4)	Date of First Offering: 12/01/2014

(5)	Amount of Total Offering: $650,000,000

(6)	Unit Price of Offering: $99.964

Comparable Securities
1)	Phillips 66, C#718546AK0
2)	General Motors Co., C#37045VAH3
3)	Tyson Foods, C#902494AZ6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 52 years

(9)	Trade Date: 12/01/2012

(10)	Portfolio Assets on Trade Date: $1,043,435,235.43

(11)	Price Paid per Unit: $99.964

(12)	Total Price Paid by Portfolio:
825,000 bonds @ $99.964 = $824,703.00
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.964 = $14,994,600.00

(14)	% of Portfolio Assets Applied to Purchase
0.079%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
52 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan Securities
	Deutsche Bank	Citigroup Global Markets

Co-Managers
	Morgan Stanley	Mizuho Securities
	RBS Securities	U.S. Bancorp
	HSBC Securities	Wells Fargo Securities
	Barclays	UBS Investment Bank

(2)	Names of Issuers: Medtronic, Inc.

(3)	Title of Securities: MDT 1.5 03/15/18 144A, C#585055BK1

(4)	Date of First Offering: 12/01/2014

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.712

Comparable Securities
1)	Johnson & Johnson, C#478160BL7
2)	Carefusion, C#14170TAL5
3)	Pfizer, C#717081DJ9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 65 years

(9)	Trade Date: 12/01/2014

(10)	Portfolio Assets on Trade Date: $1,043,435,235.43

(11)	Price Paid per Unit: $99.712

(12)	Total Price Paid by Portfolio:
550,000 bonds @ $99.712 = $548,416.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
34,000,000 bonds @ $99.712 = $33,901,400.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.053%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
65 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan Securities
	Deutsche Bank	UBS Investment Bank

Co-Managers
	Morgan Stanley	Mizuho Securities
	RBS Securities	U.S. Bancorp
	HSBC Securities	Wells Fargo Securities
	Barclays	Citigroup

(2)	Names of Issuers: Medtronic, Inc.

(3)	Title of Securities: MDT 2.5 03/15/20 144A, C#585055BF2

(4)	Date of First Offering: 12/01/2014

(5)	Amount of Total Offering: $2,500,000,000

(6)	Unit Price of Offering: $99.899

Comparable Securities
1)	Johnson & Johnson, C#478160BM5
2)	Cardinal Health, C#14149YAZ1
3)	Pfizer, C#717081DL4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 65 years

(9)	Trade Date: 12/01/2014

(10)	Portfolio Assets on Trade Date: $1,043,435,235.43

(11)	Price Paid per Unit: $99.899

(12)	Total Price Paid by Portfolio:
1,380,000 bonds @ $99.899 = $1,378,606.20

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
43,000,000 bonds @ $99.899 = $42,952,700.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.132%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
65 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan Securities
	Deutsche Bank	Barclays

Co-Managers
	Morgan Stanley	Mizuho Securities
	RBS Securities	U.S. Bancorp
	HSBC Securities	Wells Fargo Securities
	UBS Investment Bank	Citigroup

(2)	Names of Issuers: Medtronic, Inc.

(3)	Title of Securities: MDT 3.15 03/15/22 144A, C#585055BL9

(4)	Date of First Offering: 12/01/2014

(5)	Amount of Total Offering: $2,500,000,000

(6)	Unit Price of Offering: $99.791

Comparable Securities
1)	Johnson & Johnson, C#478160BN3
2)	Thermo Fisher Scientific, C#883556BH4
3)	Credit Suisse New York, C#22546QAR8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.400%).

(8)	Years of Issuer’s Operations: 65 years

(9)	Trade Date: 12/01/2014

(10)	Portfolio Assets on Trade Date: $1,043,435,235.43

(11)	Price Paid per Unit: $99.791

(12)	Total Price Paid by Portfolio:
1,380,000 bonds @ $99.791 = $1,377,115.80

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
43,000,000 bonds @ $99.791 = $42,909,700.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.132%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
65 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan Securities
	Deutsche Bank	Citigroup

Co-Managers
	Morgan Stanley	Mizuho Securities
	RBS Securities	U.S. Bancorp
	HSBC Securities	Wells Fargo Securities
	UBS Investment Bank	Barclays

(2)	Names of Issuers: Medtronic, Inc.

(3)	Title of Securities: MDT 3.5 03/15/25 144A, C#585055BM7

(4)	Date of First Offering: 12/01/2014

(5)	Amount of Total Offering: $4,000,000,000

(6)	Unit Price of Offering: $99.042

Comparable Securities
1)	Cardinal Health, C#14149YBA5
2)	Amgen, C#031162BV1
3)	Pfizer, C#717081DM2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 65 years

(9)	Trade Date: 12/01/2014

(10)	Portfolio Assets on Trade Date: $1,043,435,235.43

(11)	Price Paid per Unit: $99.042

(12)	Total Price Paid by Portfolio:
830,000 bonds @ $99.042 = $822,048.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
45,000,000 bonds @ $99.042 = $44,568,000.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.078%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
65 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan Securities
	Deutsche Bank	UBS Investment Bank

Co-Managers
	Morgan Stanley	Mizuho Securities
	RBS Securities	U.S. Bancorp
	HSBC Securities	Wells Fargo Securities
	Citigroup	Barclays

(2)	Names of Issuers: Medtronic, Inc.

(3)	Title of Securities: MDT 4.375 03/15/35 144A, C#585055BN5

(4)	Date of First Offering: 12/01/2014

(5)	Amount of Total Offering: $2,500,000,000

(6)	Unit Price of Offering: $99.117

Comparable Securities
1)	Phillips 66, C#718546AK0
2)	Tyson Foods, C#902494AZ6
3)	Trans-Canada Pipelines, C#89352HAM1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 65 years

(9)	Trade Date: 12/01/2014

(10)	Portfolio Assets on Trade Date: $1,043,435,235.43

(11)	Price Paid per Unit: $99.117

(12)	Total Price Paid by Portfolio:
497,000 bonds @ $99.117= $492,611.49

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.117 = $14,868,000.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.047%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
65 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan Securities
	Deutsche Bank	Barclays

Co-Managers
	Morgan Stanley	Mizuho Securities
	RBS Securities	U.S. Bancorp
	HSBC Securities	Wells Fargo Securities
	Citigroup	UBS Investment Bank

(2)	Names of Issuers: Medtronic, Inc.

(3)	Title of Securities: MDT 4.625 03/15/45 144A, C#585055BP0

(4)	Date of First Offering: 12/01/2014

(5)	Amount of Total Offering: $4,000,000,000

(6)	Unit Price of Offering: $99.732

Comparable Securities
1)	Cardinal Health, Inc., C#14149YBB3
2)	Carefusion, C#14170TAK7
3)	Pfizer, C#717081DK6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 65 years

(9)	Trade Date: 12/01/2014

(10)	Portfolio Assets on Trade Date: $1,043,435,235.43

(11)	Price Paid per Unit: $99.732

(12)	Total Price Paid by Portfolio:
525,000 bonds @ $99.732 = $523,593.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $99.732 = $34,905,500.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.050%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
65 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Morgan Stanley	Deutsche Bank Securities
	BofA Merrill Lynch	HSBC

Co-Managers
Wells Fargo Securities

(2)	Names of Issuers: Amazon.com, Inc.

(3)	Title of Securities: AMZN 4.95 12/05/44, C#023135AQ9

(4)	Date of First Offering: 12/02/2014

(5)	Amount of Total Offering: $1,500,000,000

(6)	Unit Price of Offering: $98.236

Comparable Securities
1) Energy Louisiana, C#29364WAV0
2) Agrium Inc., C#008916AN8
3) Hasbro, C#418056AU1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.800%).

(8)	Years of Issuer’s Operations: 20 years

(9)	Trade Date: 12/02/2014

(10)	Portfolio Assets on Trade Date: $1,040,054,971.73

(11)	Price Paid per Unit: $98.236

(12)	Total Price Paid by Portfolio:
500,000 bonds @ $98.236 = $491,180.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
14,000,000 bonds @ $98.236 = $13,753,040.00

(14)	% of Portfolio Assets Applied to Purchase
0.047%
1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
20 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays	Santander
	J.P. Morgan	Deutsche Bank Securities
	Morgan Stanley	RBC Capital Markets

Co-Managers
	BBVA Securities	Mitsubishi UFJ Securities
	BofA Merrill Lynch	Mizuho Securities
	Citigroup Global Markets	RBS Securities
	Credit Agricole Securities	SMBC Nikko Securities
	Credit Suisse Securities	UBS Securities
	Goldman, Sachs & Co.	U.S. Bancorp Investments
	Lloyds Securities	Wells Fargo Securities

(2)	Names of Issuers: DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.

(3)	Title of Securities: DTV 3.95 01/15/25, C#25460CAA1

(4)	Date of First Offering: 12/02/2014

(5)	Amount of Total Offering: $1,200,000,000.00

(6)	Unit Price of Offering: $99.313

Comparable Securities
1) Expedia Inc., C#30212PAJ4
2) CBS Corporation, C#124857AM5
3) Canadian Natl. Resources, C#136385AV3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).

(8)	Years of Issuer’s Operations: 29 years

(9)	Trade Date: 12/02/2014

(10)	Portfolio Assets on Trade Date: $1,040,054,971.73

(11)	Price Paid per Unit: $99.313

(12)	Total Price Paid by Portfolio:
1,255,000 bonds @ $99.313 = $1,246,378.15
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.313 = $29,793,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.120%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
29 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	BBVA Securities
	SunTrust Robinson Humphrey	RBC Capital Markets
	Wells Fargo Securities	SMBC Nikko Securities

Co-Managers
	Deutsche Bank Securities	ING Financial Markets
	Mitsubishi UFJ Securities	PNC Capital Markets
	Scotia Capital	Regions Securities
	BMO Capital Markets	SG Americas Securities
	CIBC World Markets	U.S. Bancorp Investments
Fifth Third Securities

(2)	Names of Issuers: Plains All American Pipeline, L.P.

(3)	Title of Securities: PAA 4.9 02/15/45, C#72650RBH4

(4)	Date of First Offering: 12/02/2014

(5)	Amount of Total Offering: $650,000,000

(6)	Unit Price of Offering: $99.876

Comparable Securities
1) Phillips 66, C#718546AL8
2) Enlink Midstream Partners, C#29336UAD9
3) Kinder Morgan Energy Partners, C#494550BW5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 21 years

(9)	Trade Date: 12/02/2014

(10)	Portfolio Assets on Trade Date: $1,040,054,971.73

(11)	Price Paid per Unit: $99.876

(12)	Total Price Paid by Portfolio:
640,000 bonds @ $99.876 = $639,206.40
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
12,500,000 bonds @ $99.876 = $12,484,500.00

(14)	% of Portfolio Assets Applied to Purchase
0.061%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
21 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Mizuho Securities	SMBC Nikko Securities
	Morgan Stanley	Wells Fargo Securities
RBC Capital Markets

Co-Managers
	Banca IMI	Santander
	BNY Mellon Capital Markets	US Bancorp
	Lloyds Securities	Williams Capital Group

(2)	Names of Issuers: Viacom Inc.

(3)	Title of Securities: VIA 4.85 12/15/34, C#92553PAZ5

(4)	Date of First Offering: 12/03/2014

(5)	Amount of Total Offering: $600,000,000

(6)	Unit Price of Offering: $99.543

Comparable Securities
1) Phillips 66, C#718546AK0
2) Tyson Foods, C#902494AZ6
3) Trans-Canada Pipelines, C#89352HAM1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 8 years

(9)	Trade Date: 12/03/2014

(10)	Portfolio Assets on Trade Date: $1,039,737,098.94

(11)	Price Paid per Unit: $99.543

(12)	Total Price Paid by Portfolio:
1,230,000 bonds @ $99.543 = $1,224,378.90

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.543 = $24,885,750.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.118%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
8 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Goldman, Sachs & Co.	Citigroup
	J.P. Morgan Securities	MUFG
	BNP Paribas	Morgan Stanley

Co-Managers
	Banca IMI	Standard Chartered Bank
	BNY Mellon Capital Markets	The Williams Capital Group
	ING Financial Markets	Wells Fargo Securities
Mizuho Securities USA

(2)	Names of Issuers: BDX 1.8 12/15/17, C#075887BD0

(3)	Title of Securities: Becton, Dickinson and Company

(4)	Date of First Offering: 12/04/2014

(5)	Amount of Total Offering: $1,250,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities
1) Johnson & Johnson, C#478160BL7
2) Pfizer Inc., C#717081DJ9
3) Carefusion Corporation, C#14170TAL5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 117 years

(9)	Trade Date: 12/04/2014

(10)	Portfolio Assets on Trade Date: $1,040,988,731.97

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
1,045,000 bonds @ $100.000 = $1,045,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
27,000,000 bonds @ $100.000 = $27,000,000.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.100%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
117 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Goldman, Sachs & Co.	Citigroup
	J.P. Morgan Securities	MUFG
	BNP Paribas	Morgan Stanley

Co-Managers
	Banca IMI	Standard Chartered Bank
	BNY Mellon Capital Markets	The Williams Capital Group
	ING Financial Markets	Wells Fargo Securities
Mizuho Securities USA

(2)	Names of Issuers: Becton, Dickinson and Company

(3)	Title of Securities: BDX 2.675 12/15/19, C#075887BE8

(4)	Date of First Offering: 12/04/2014

(5)	Amount of Total Offering: $1,250,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities
1) Johnson & Johnson, C#478160BM5
2) Cardinal Health, C#14149YAZ1
3) Pfizer Inc., C#717081DL4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 117 years

(9)	Trade Date: 12/04/2014

(10)	Portfolio Assets on Trade Date: $1,040,988,731.97

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
1,045,000 bonds @ $100.000 = $1,045,000.00
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
28,000,000 bonds @ $100.000 = $28,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.100%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
117 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Goldman, Sachs & Co.	Citigroup
	J.P. Morgan Securities	MUFG
	BNP Paribas	Morgan Stanley

Co-Managers
	Banca IMI	Standard Chartered Bank
	BNY Mellon Capital Markets	The Williams Capital Group
	ING Financial Markets	Wells Fargo Securities
Mizuho Securities USA

(2)	Names of Issuers: Becton, Dickinson and Company

(3)	Title of Securities: BDX 3.734 12/15/24, C#075887BF5

(4)	Date of First Offering: 12/04/2014

(5)	Amount of Total Offering: $1,750,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities
1) Amgen, C#031162BV1
2) Cardinal Health, C#14149YBA5
3) Pfizer Inc., C#717081DM2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 117 years

(9)	Trade Date: 12/04/2014

(10)	Portfolio Assets on Trade Date: $1,040,988,731.97

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
1,835,000 bonds @ $100.000 = $1,835,000.00
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
44,000,000 bonds @ $100.000 = $44,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.176%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
117 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Goldman, Sachs & Co.	Citigroup
	J.P. Morgan Securities	MUFG
	BNP Paribas	Morgan Stanley

Co-Managers
	Banca IMI	Standard Chartered Bank
	BNY Mellon Capital Markets	The Williams Capital Group
	ING Financial Markets	Wells Fargo Securities
Mizuho Securities USA

(2)	Names of Issuers: Becton, Dickinson and Company

(3)	Title of Securities: BDX 4.685 12/15/44, C#075887BG3

(4)	Date of First Offering: 12/04/2014

(5)	Amount of Total Offering: $1,200,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities
1) Celgene Corporation, C#151020AM6
2) Cardinal Health, C#14149YBB3
3) Pfizer Inc., C#717081DK6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 117 years

(9)	Trade Date: 12/04/2014

(10)	Portfolio Assets on Trade Date: $1,040,988,731.97

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
470,000 bonds @ $100.000 = $470,000.00
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $100.000 = $20,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.045%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
117 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Wells Fargo Securities
	J.P. Morgan	U.S. Bancorp
Mitsubishi UFJ Securities

Co-Managers
	Comerica Securities	RBS Securities
	Fifth Third Securities	Santander Invest. Securities
	Mizuho Securities USA	Scotia Capital
	PNC Capital Markets	SMBC Nikko Securities
	RBC Capital Markets	The Huntington Invest. Co.

(2)	Names of Issuers: Penske Truck Leasing Co., L.P.

(3)	Title of Securities: PENSKE 3.05 01/09/20 144A, C#709599AR5

(4)	Date of First Offering: 12/08/2014

(5)	Amount of Total Offering: $500,000,000.00

(6)	Unit Price of Offering: $99.909

Comparable Securities
1) Ingersoll-Rand Lux. Finance, C#456873AA6
2) Tyco Electronics Group, C#902133AQ0
3) J.B. Hunt Transport Services, C#445658CC9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.50%).

(8)	Years of Issuer’s Operations: 45 years

(9)	Trade Date: 12/08/2014

(10)	Portfolio Assets on Trade Date: $1,040,140,624.92

(11)	Price Paid per Unit: $99.909

(12)	Total Price Paid by Portfolio:
1,490,000 bonds @ $99.909 = $1,488,644.10
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $99.909 = $34,965,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.143%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
45 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2